Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of May 2, 2012, by and among PIPER JAFFRAY COMPANIES (the “Borrower”), each of the Subsidiaries of the Borrower a party hereto, each of the banks and other financial institutions a party hereto (the “Lenders”), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of December 29, 2010, as amended by that certain First Amendment to Credit Agreement and Waiver dated as of August 12, 2011 and as further amended by that certain Second Amendment to Credit Agreement dated as of January 25, 2012 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders, and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Amendments to Credit Agreement.

(a) Section 2.11 of the Credit Agreement is hereby amended by deleting the last sentence in such section in its entirety and substituting in lieu thereof the following:

“Each prepayment of a Borrowing shall be applied ratably to the Loans comprising such Borrowing, and in the case of a prepayment of a Term Loan Borrowing, to reduce the then remaining scheduled repayments of such Term Loan Borrowing required by Section 2.9(c) on a pro rata basis (based upon the then remaining unpaid principal amounts of such scheduled repayments after giving effect to all prior reductions thereto).”

(b) Section 5.10 of the Credit Agreement is hereby deleted in its entirety and the following new Section 5.10 is substituted in lieu thereof:

“Section 5.10. Pre-Closing Dividend.

The Borrower will at all times use, or cause to be used, the proceeds of the Dividend minus $10,000,000 (it being understood and agreed that, after May 2, 2012, such $10,000,000 will not be required to be held as Cash on Hand or invested by the Borrower pursuant to Section 7.4(g) and will not be required to be subject to a Lien or a control agreement in favor of the Administrative Agent for the benefit of the Lenders) either (i) to be held by the Borrower as Cash on Hand which is held in the Deposit Account or one or more Securities Accounts, (ii) to be invested by the Borrower pursuant to and in accordance with Section 7.4(g) or (iii) a combination of the immediately foregoing clauses (i) and (ii). Notwithstanding the foregoing, in the event that the sum of (x) Cash on Hand which is held in the Deposit Account or one or more Securities Accounts plus (y) the Investments made by the Borrower pursuant to Section 7.4(g) is less than $40,000,000, then PJ&Co shall be required to have the legal right and ability (without the consent or approval of any Governmental Authority or the consent of any other Person) to provide an advance to the Borrower in an amount up to 10% of its Regulatory Net Capital (exclusive of the Dividend) such that the sum of (x) Cash on Hand which is held in the Deposit Account or one or more Securities Accounts plus (y) the Investments made by the Borrower pursuant to Section 7.4(g) plus (z) the amount of such Regulatory Net Capital available to be advanced or otherwise distributed by PJ&Co to the Borrower shall not be less than $45,000,000 (with at least $30,000,000 of such amount required to be (1) Cash on Hand which is held in the Deposit Account or one or more Securities Accounts and/or (2) Investments permitted by Section 7.4(g) which are subject to the Administrative Agent’s Lien pursuant to the Guaranty and Pledge Agreement). The Borrower will cause all Cash on Hand described in clause (i) above or used in the calculations in the previous sentence at all times to be deposited and held in either (A) the Deposit Account and subject to a Deposit Account Control Agreement or (B) one or more Securities Account which are subject to a Securities Account Control Agreement.”

(c) Section 6.2 of the Credit Agreement is hereby amended by (i) deleting the amount “$160,000,000” in clause (a) of such Section and substituting in lieu thereof the amount “$135,000,000” and (ii) deleting the amount “$10,000,000” in clause (d) of such Section and substituting in lieu thereof the amount “$5,000,000”.

(d) Section 6.5 of the Credit Agreement is hereby deleted in its entirety and the following new Section 6.5 is substituted in lieu thereof:

“Section 6.5. Minimum Asset Management EBITDA.

The Borrower will maintain, as of the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending December 31, 2010, Asset Management EBITDA for the four Fiscal Quarters then ended of not less than $20,000,000.”

(e) Section 7.5 of the Credit Agreement is hereby deleted in its entirety and the following new Section 7.5 is substituted in lieu thereof:

“Section 7.5. Restricted Payments.

The Borrower will not, and will not permit its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any dividend or distribution on any class of its Capital Stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of, any shares of Capital Stock or Indebtedness subordinated to the Obligations of the Borrower or any Guarantee thereof or any options, warrants, or other rights to purchase such Capital Stock or such Indebtedness, whether now or hereafter outstanding (each, a “Restricted Payment”), except for (i) dividends payable by the Borrower solely in shares of any class of its common stock, (ii) Restricted Payments made by any Subsidiary to the Borrower or to another Subsidiary, on at least a pro rata basis with any other shareholders if such Subsidiary is not wholly owned by the Borrower and other wholly owned Subsidiaries, (iii) cash dividends and distributions paid on, or purchases of, the common stock of the Borrower; provided, that for the purpose of this clause (iii), (x) no Default or Event of Default has occurred and is continuing at the time such dividend or distribution is paid or purchase is made and (y) the aggregate amount of all such Restricted Payments made by the Borrower under this clause (iii) in any Fiscal Year does not exceed the amount of equity granted in conjunction with the Borrower’s annual equity compensation awards for such Fiscal Year; provided that the aggregate amount of all such Restricted Payments made by the Borrower pursuant to this clause (y) in any Fiscal Year shall not exceed $45,000,000 and (iv) in addition to the Restricted Payments permitted pursuant to the preceding clause (iii), purchases of common stock of the Borrower made during the 2012 Fiscal Year in an aggregate amount not to exceed $25,000,000; provided, that no Default or Event of Default has occurred and is continuing at the time any such purchase is made.”

Section 2. Conditions Precedent. This Amendment shall be effective on the date of the receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a) A counterpart of this Amendment duly executed by each of the Loan Parties and the Required Lenders;

(b) All fees and expenses contemplated by that certain engagement letter dated March 26, 2012 among SunTrust Robinson Humphrey, Inc., SunTrust Bank and the Borrower; and

(c) Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Prepayment of Term Loan. The Borrower hereby gives notice to the Administrative Agent and the Lenders of an optional prepayment of the Term Loan in the principal amount of $15,000,000. The Administrative Agent and the Lenders hereby waive the advance notice requirements of such prepayment pursuant to Section 2.11 of the Credit Agreement. The Borrower agrees that foregoing notice shall be irrevocable and such prepayment shall be made after (but on the same Business Day) this Amendment becomes effective pursuant to its terms. The proceeds of such prepayment shall be applied in accordance with Section 2.11 of the Credit Agreement as in effect immediately after giving effect to this Amendment. The Borrower agrees that its failure to make such prepayment in accordance with this Section 3 shall result in an immediate Event of Default under the Credit Agreement.

Section 4. Representations. Each of the Borrower and the other Loan Parties represents and warrants to the Administrative Agent and the Lenders that:

(a) Authorization. Each of the Borrower and the other Loan Parties have the right and power, and have taken all necessary action to authorize them, to execute and deliver this Amendment and to perform their obligations hereunder and under the Credit Agreement, as amended by this Amendment, and the other Loan Documents to which they are a party in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and the other Loan Parties and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its respective terms.

(b) Compliance with Laws, etc. The execution and delivery by the Borrower and the other Loan Parties of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any consent or approval of, registration or filing with, or any action by, any Governmental Authority or violate any Requirements of Law applicable to the Loan Parties or any judgment, order or ruling of any Governmental Authority; (ii) violate or result in a default under any indenture, material agreement or other material instrument binding on the Loan Parties or any of their assets or give rise to a right thereunder to require any payment to be made by the Loan Parties; or (iii) result in the creation or imposition of any Lien on any asset of the Loan Parties, except Liens (if any) created under the Loan Documents.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof, nor will any Default or Event of Default exist immediately after giving effect to the amendment contained herein.

Section 5. Reaffirmation of Representations by Borrower. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except to the extent such representations and warranties relate to an earlier date, in which case the Borrower reaffirms such representations and warranties as of such date.

Section 6. Reaffirmation of Guaranty and Pledge Agreement by Subsidiary Loan Parties.

(a) Each Subsidiary Loan Party hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and Pledge Agreement and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of the Guaranty and Pledge Agreement, or reduce, impair or discharge the obligations of such Subsidiary Loan Party thereunder, respectively. The parties hereto agree that nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any of the Collateral securing the Obligations.

(b) Each Subsidiary Loan Party has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect relating to or affecting the enforcement of creditor’s rights generally and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

Section 7. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 8. Expenses. The Borrower shall reimburse the Administrative Agent and each Lender upon demand for all reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Administrative Agent or such Lender in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 9. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10. GOVERNING LAW. This Amendment shall be deemed to be a contract made under and governed by the laws of the State of New York (including for such purposes Section 5-1401 and 5-1402 of the New York General Obligations Law but excluding all other choice of law and conflict of law rules).

Section 11. Effect.

(a) Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and continue to be in full force and effect. The amendment contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein. The Credit Agreement is hereby ratified and confirmed in all respects.

(b) Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents, or constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.

(c) This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall for all purposes be deemed to be a “Loan Document” under the Credit Agreement and entitled to the benefits thereof.

Section 12. Release. In consideration of the amendment contained herein, each of the Borrower and the other Loan Parties hereby waives and releases each of the Lenders, the Administrative Agent and the Issuing Bank from any and all claims and defenses, known or unknown as of the date hereof, with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.

Section 13. Further Assurances. The Borrower agrees to, and to cause any Loan Party to, take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.

Section 14. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. The exchange of copies of this Amendment and of signature pages by facsimile or .pdf via email transmission shall constitute effective execution and delivery of this Agreement as to the parties.

Section 15. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be executed as of the date first above written.

BORROWER:	PIPER JAFFRAY COMPANIES

	By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

ADMINISTRATIVE AGENT AND THE LENDERS:	SUNTRUST BANK, as Administrative Agent and a Lender

	By:	/s/ Douglas O’Bryan
Name: Douglas O’Bryan
Title: Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Heath G. Williams
Name: Heath G. Williams
Title: Vice President

ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Nicholas G. Myers
Name: Nicholas G. Myers
Title: Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Gary S. Losey
Name: Gary S. Losey
Title: Vice President-Corporate Banking

[Signatures to Third Amendment to Credit Agreement – Piper Jaffray Companies]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Alan Shraim
Name: Alan Shraim
Title: Vice President

THE PRIVATEBANK AND TRUST COMPANY, as a Lender

By:	/s/ Seth Hove
Name: Seth Hove
Title: Associate Managing Director

ATLANTIC CAPITAL BANK, as a Lender

By:	/s/ J. Christopher Deisley
Name: J. Christopher Deisley
Title: Senior Vice President

[Signatures to Third Amendment to Credit Agreement – Piper Jaffray Companies]

SUBSIDIARY LOAN PARTIES:	ADVISORY RESEARCH, INC.

	By:	/s/ Brien M. O’Brien
Name: Brien M. O’Brien
Title: Chairman, Chief Executive Officer and Treasurer

PIPER JAFFRAY FINANCIAL PRODUCTS II INC.

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

PIPER JAFFRAY FINANCIAL PRODUCTS III INC.

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

PIPER JAFFRAY FINANCIAL PRODUCTS INC.

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

PIPER JAFFRAY ASSET MANAGEMENT INC.

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

[Signatures to Third Amendment to Credit Agreement – Piper Jaffray Companies]

PIPER JAFFRAY LENDING INC.

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

PIPER JAFFRAY LENDING LLC

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

PIPER JAFFAY MENA (LP) INC.

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

PIPER JAFFRAY PRIVATE CAPITAL INC.

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

PIPER JAFFRAY VENTURES INC.

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

[Signatures to Third Amendment to Credit Agreement – Piper Jaffray Companies]

PIPER VENTURES CAPITAL, INC.

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

PJC CAPITAL LLC

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

PJC CAPITAL MANAGEMENT LLC

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

PIPER JAFFRAY FUNDING LLC

By:	Piper Jaffray Companies, its Member

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

PIPER JAFFRAY INVESTMENT MANAGEMENT LLC

By:	Piper Jaffray Asset Management Inc., its Manager

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

[Signatures to Third Amendment to Credit Agreement – Piper Jaffray Companies]

PIPER JAFFRAY MUNICIPAL FUND LLC

By:	Piper Jaffray Investment Management LLC, its Member

By: Piper Jaffray Asset Management Inc., its Manager

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

PJC CONSUMER PARTNERS ACQUISITION I, LLC By: PJC Capital LLC, its Member

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

PIPER JAFFRAY INVESTMENT GROUP INC.

By:	/s/ Mary B. Swanson
Name: Mary B. Swanson
Title: Assistant Treasurer

FIDUCIARY ASSET MANAGEMENT, LLC

By:	/s/ Mary B. Swanson
Name: Mary B. Swanson
Title: Assistant Treasurer

[Signatures to Third Amendment to Credit Agreement – Piper Jaffray Companies]

PIPER JAFFRAY FUNDS MANAGEMENT LLC

By:	/s/ Debbra L. Schoneman
Name: Debbra L. Schoneman
Title: Chief Financial Officer

[Signatures to Third Amendment to Credit Agreement – Piper Jaffray Companies]